SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) June 15, 2001


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of May 31, 2001 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of May 31, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of May 31, 2001 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of May 31, 2001, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: June 15, 2001              By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of May 31, 2001              4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of May 31, 2001                                 5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of, for the 5 Months
                                   Ended May 31,            Ended May 31,
                                ---------------------    ----------------------
                                  2001       2000          2001         2000
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  198,195  $  171,322   $  195,653   $  178,384


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,216,110  $3,799,124   $4,216,110   $3,799,124
Loans Originated/Purchased    $  156,477  $  102,541   $  683,361   $  522,071
Loans Sold                    $    5,946  $      342   $   23,588   $    2,220

Average Rate on Loans
  Originated/Purchased              7.20%       7.60%        7.33%        7.40%
Percentage of Portfolio in
  Adjustable Rate Loans            84.02%      92.68%       84.02%       92.68%
Non-performing Assets
  to Total Assets                   0.28%       0.35%        0.28%        0.35%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,654,000  $1,389,000   $1,654,000   $1,389,000
Reverse Repurchase
  Agreements                  $  264,640  $  331,999   $  264,640   $  331,999


DEPOSITS

Retail Deposits               $1,793,201  $1,664,830   $1,793,201   $1,664,830
Wholesale Deposits            $  497,412  $  486,186   $  497,412   $  486,186
                              ----------  ----------    ---------    ---------
                              $2,290,613  $2,151,016   $2,290,613   $2,151,016

Net Increase (Decrease)       $   39,834 $     9,835  $   121,862   $   85,935


AVERAGE INTEREST RATES

Yield on Loans                      8.03%       7.73%        8.15%       7.67%
Yield on Investments                5.33%       5.81%        5.65%       6.07%
Yield on Earning Assets             7.91%       7.64%        8.04%       7.58%
Cost of Deposits                    4.44%       4.59%        4.71%       4.51%
Cost of Borrowings                  5.89%       6.17%        6.18%       5.98%
Cost of Money                       5.11%       5.29%        5.38%       5.14%
Earnings Spread                     2.80%       2.35%        2.66%       2.44%
Effective Net Spread                2.99%       2.54%        2.87%       2.63%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 5/31/2001
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,320,219         59%
             Multi-family                   1,362,416         35%
             Commercial & Ind                 232,982          6%
                Total Real Estate Loans    $3,915,617        100%


             Single Family

             Without Prepayment Penalty    $2,055,397         89%
             With Prepayment Penalty          264,822         11%
                Total Single Family Loans  $2,320,219        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,860,947         91%
                       >10 Yrs         $194,450          9%
                       Total         $2,055,397        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<7%            $ 10,817  $  1,343   $ 24,447  $   47,472    $ 69,565  $  153,644    8.3%
7 - 7.25%         3,079       275     17,710      33,357      47,321     101,742    5.5%
7.25%-7.50%       8,057     2,376     22,839      26,748      36,612      96,632    5.2%
7.50%-7.75%      40,835     5,547     95,496      80,933      36,815     259,626   13.9%
7.75%-8.00%     122,423    18,179    108,364      72,719      37,860     359,545   19.3%
8.00%-8.25%     119,420    11,911     93,898      96,449      83,955     405,633   21.8%
8.25%-8.50%      89,583    11,839     71,936      47,431      66,939     287,728   15.4%
8.50%-8.75%      31,726     5,790     30,737      10,178       6,822      85,253    4.6%
8.75%-9.00%      24,434     3,704     24,704       3,546       1,270      57,658    3.1%
9.00%-10%        46,030     1,059      5,436         647           0      53,172    2.9%
>10%                314         0          0           0           0         314    0.0%
       Total   $496,718  $ 62,023   $495,567  $  419,480    $387,159  $1,860,947  100.0%